Exhibit 99.2

                                   TERM SHEET

      This Term Sheet summarizes the material provisions under which each of the undersigned persons listed below (each, a "Party," collectively, the "Parties") desire to settle the Cases (defined below). Promptly following the execution of this Term Sheet, each Party shall take all actions necessary or appropriate to effectuate the terms set forth below, including without limitation causing its legal counsel to prepare and/or assist or otherwise cooperate in the preparation of the appropriate documents for the mutual approvals of all Parties and the United States Bankruptcy Court for the District of Maryland ("Court") to formally complete the settlement of the Cases contemplated hereby ("Settlement") as soon as possible. The material terms of the Settlement are as follows:

      1. Geneva Capital Partners LLC ("Geneva"), subject and pursuant to the terms of a share purchase agreement to be negotiated between Geneva and the party that has the power to dispose of the Shares (as hereinafter defined) in form and substance substantially similar to the Stock Purchase Agreement, dated September 18, 2003, by and between 1st Atlantic Guaranty Corporation (" 1st Atlantic") and Geneva Capital Partners LLC, shall purchase the 7.5 million shares of common stock of 1st Atlantic currently held in escrow by Baker Botts, LLP ("Escrow Agent") for $2,532,981 (the "Shares") pursuant to that certain escrow agreement, dated November 14, 2002, by and among 1st Atlantic, the Escrow Agent, and John J. Lawbaugh ("Lawbaugh"). Geneva shall acquire the Shares immediately following the expiration of any prior notice period and any hearing required by the Court (the "Closing"). The Escrow Agent shall release the Shares at the Closing. The Parties shall promptly take all necessary or appropriate steps to facilitate the earliest possible date for the Closing, including, without limitation, requesting a shortened notice period.

      2. Promptly after acquiring the Shares, Geneva shall contribute cash as additional paid-in capital to 1st Atlantic in an amount to resolve any question of compliance with the reserve computations under Section 28 of the Investment Company Act of 1940 ("1940 Act"), currently $3,140,022.

      3. At Closing after acquiring the Shares, Geneva shall cause State Bond & Mortgage, LLC ("State Bond") to issue secured debt instruments ("Notes") to the following creditors ("Creditors") of Lawbaugh's bankruptcy estate under the conditions set forth herein:

                                               Principal                  Annual
                  Individual                     Amount         Term       Rate
                  ----------                 -------------    --------    ------
            Peggy Hawkins                    $  990,000.00    10 Years     1.50%
            John and Katherine Doljac        $   84,699.95    10 Years     1.50%
            John Doljac                      $   18,707.38    10 Years     1.50%
            James Tolley                     $   22,310.27    10 Years     1.50%
            Thelma Forkey                    $  137,754.06    10 Years     1.50%
            Martha Keys                      $   67,821.74    10 Years     1.50%
            Martha Keys                      $    3,438.85    10 Years     1.50%
            Robert Brown                     $  241,805.68    10 Years     1.50%
            Katherine Doljac                 $   50,233.96    10 Years     1.50%
                                             -------------

                                      Total: $1,616,771.89

The Notes shall be secured by a first priority interest in the stock of State Bond's wholly-owned subsidiary, SBM Certificate Company ("SBM") pursuant to the terms of a security agreement in compliance with the Uniform Commercial Code ("Security Agreement"). At the request of each Creditor, the Notes may be issued to a qualified retirement plan identified by the Creditor. The Notes shall mature 10 years from the date of their issuance. Principal and interest under the Notes shall be payable semi-annually over their 10 year life according to the attached amortization schedule. The Notes may be prepaid, in whole or in part, at anytime without penalty. A default under one Note shall constitute a default under all Notes. For this purpose, "default" shall mean (a) the failure by State Bond to pay the amount required under a Note within 5 business days after receipt by State Bond of written notice of non-payment (hereinafter, a "monetary default"), or (b) the failure by State Bond to remedy any breach of the Security Agreement with respect to the collateral securing the Notes within 45 days after receipt by State Bond of written notice of breach. Any unpaid amount in the event of a monetary default shall accrue interest at the rate of 4.5% per annum until such amount is paid. Any unpaid amounts under the Notes shall accelerate in accordance with the terms of the Security Agreement to be entered into in the event that SBM sells substantially all of its assets, or in the event there is a change of control of SBM (but excluding any change of control that might be deemed to result from any public offering by Geneva of its stock). The Security Agreement establishing the Creditors' first priority interest in stock of SBM shall provide that all of such stock will be delivered in escrow to a mutually acceptable escrow agent ("Note Escrow Agent"), who shall be authorized to exercise rights as a secured creditor upon an undisputed certification of a default by any one of the Note holders ("Noteholders") and that the proceeds of any recovery from the liquidation of collateral will be distributed pro rata among all Noteholders. Geneva shall have the right to substitute collateral for the release of 100% of the SBM shares remaining in escrow at any time, which collateral shall be subject to the reasonable approval of a designated representative of the Noteholders ("Noteholder Representative") to be identified in the Security Agreement. The amount of the collateral necessary to fully substitute for the value of the SBM shares shall equal the value of the amounts then outstanding on the Notes, if such substituted collateral is liquid or readily liquidatable in the event of a default, or 150% of the value of the amounts outstanding on the Notes, if such substituted collateral is illiquid and not readily liquidatable. Geneva shall have the right to sell or pledge the SBM shares held in escrow without the consent of the Noteholders as long as the Notes are paid off in connection with such transaction. The first payment on the Notes shall occur six months after the date of the Notes. On each payment date under the Notes, the Note Escrow Agent shall be required to release five percent (5%) of the SBM shares held in escrow, provided SBM has paid the amounts then due under the Notes, and provided further that the aggregate amount of SBM shares released pursuant to this provision shall not exceed 49% of all SBM shares placed in escrow.

      4. At Closing, Geneva shall pay cash in the following amounts to the persons indicated:

      o $20,000 to be split equally between the legal counsel for Peggy Hawkins and the legal counsel for Brown/Forkey.

      o $105,000 for payment of administrative expenses, including the fees of Mark Taylor, the Chapter 11 trustee appointed on September 17, 2003 (the "Trustee"), and for the legal costs of the Trustee and its counsel. Such fees shall be subject to approval by the bankruptcy court after the filing of appropriate applications therefore, provided that any amount remaining would be repaid to 1st Atlantic or Geneva promptly.

      5. The Trustee and Escrow Agent shall take all action necessary or appropriate to transfer, or cause the transfer of, the Shares of 1st Atlantic to Geneva at Closing.

      6. The Trustee, on his behalf and on behalf of the Lawbaugh bankruptcy estate, shall fully release the Escrow Agent, 1st Atlantic, SBM, State Bond, Atlantic Capital Funding Corp. ("ACFC"), and Geneva, and, any affiliated entity of the foregoing and their respective directors, officers, employees and agents other than Lawbaugh or Brian Smith (collectively, "Affiliates") from any and all claims or liability of the bankruptcy estate relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below).

      7. The Creditors shall fully release the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh bankruptcy estate, the Escrow Agent, 1st Atlantic, SBM, State Bond, ACFC, Geneva, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below). The foregoing releases shall not preclude any Creditor from objecting to the discharge of Lawbaugh in the pending Chapter 11 case or in any converted or subsequent bankruptcy case, or from asserting claims against Brian Smith.

      8. The Trustee, on his behalf and on behalf of the Lawbaugh bankruptcy estate, shall fully release the Escrow Agent, 1st Atlantic, SBM, State Bond, ACFC, Geneva, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below).

      9. 1st Atlantic, State Bond, SBM, and ACFC shall fully release the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh bankruptcy estate, Geneva, Escrow Agent, and the Creditors, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below).

      10. Geneva shall fully release the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh bankruptcy estate, 1st Atlantic, the Creditors, the Escrow Agent, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below).

      11. 1st Atlantic shall settle its case with the Securities and Exchange Commission ("SEC"); provided, however, that 1st Atlantic's settlement with the SEC must be satisfactory to Geneva.

      12. Each Party shall take all action necessary or appropriate to dismiss the Cases (defined below), any pending motions in the Cases (defined below), or any appeals of the Cases (defined below), and in effecting the Settlement contemplated by this Term Sheet. The releases contemplated by this Term Sheet represent material consideration for each other and represent material consideration for the Parties entering into this Term Sheet and the Settlement and are only intended to have effect if the releases are mutual. The Parties would not enter into the

Settlement except upon their receiving the mutual releases set forth herein. No release herein shall release Lawbaugh's family members or Brian Smith from any claims, or Lawbaugh from any claims that may arise after the dismissal of the Cases (defined below), or any claim objecting to Lawbaugh's discharge in a bankruptcy case, or any claims against Lawbaugh if no discharge is granted to him.

      13. "Cases" as used herein shall mean the following:

            o In re John Lawbaugh, Bankruptcy Case No. 03-16060, U.S. Bankruptcy Court, District of Maryland (the "Bankruptcy Case"). With respect to the Bankruptcy Case, each Party agrees that the dismissal of this case shall be requested promptly upon disposition of the fee motions identified in item 4 above and such other motions necessary to carry out the intent of the provisions hereof.

            o 1st Atlantic Guaranty Corp. v. Lawbaugh, Civil Action No. 03-2009, U.S. District Court, District of Maryland (this case was originally commenced as Adversary Proceeding No. 03-3041 in the U.S. Bankruptcy Court for the District of Maryland).

            o Mark D. Taylor, Chanter 11 Trustee to the Estate of John Lawbaugh v Stephen L Braga, As Escrow Agent, Adversary Proceeding No. 03-3111, U.S. Bankruptcy Court, District of Maryland.

            o Mark D. Taylor, Chapter 11 Trustee to the Estate of John Lawbaugh v 1st Atlantic Guaranty Corp. v. Lawbaugh, Adversary Proceeding No. 03-3115, U.S. Bankruptcy Court, District of Maryland.

            o Unfiled claims of the Creditors against the Parties excluding claims against Lawbaugh, individually, or Brian Smith

      14. This Term Sheet may be executed individually or by attorney-in-fact in multiple counterparts, each of which is considered an original and will be binding upon the Party who executed the same, but all of such counterparts will constitute the same agreement.

      By signing this Term Sheet below, each Party confirms its agreement with the provisions of this Term Sheet.

1st ATLANTIC GUARANTY CORPORATION             GENEVA CAPITAL PARTNERS LLC


By: /s/ Trey Stafford                         By: /s/ E.M. Westbury
    --------------------------------              ------------------------------
Date: November 7, 2003                        Date: November 7, 2003

STATE BOND & MORTGAGE, LLC                    SBM CERTIFICATE COMPANY

By: /s/ Trey Stafford                         By: /s/ Trey Stafford
    --------------------------------------        ------------------------------
Date: November 7, 2003                        Date: November 7, 2003


MARK TAYLOR, Bankruptcy Trustee,              ATLANTIC CAPITAL FUNDING CORP
in his personal capacity and in his
capacity as representative of the Lawbaugh bankruptcy estate

By: /s/ Mark D. Taylor                        By: /s/ Trey Stafford
    --------------------------------------        ------------------------------
Date: November 7, 2003                        Date: November 7, 2003


THELMA FORKEY                                 MARTHA KEYS

By: /s/ Morton Faller, her attorney           By:
    --------------------------------------
Date: November 7, 2003                        Date: November 7, 2003


JOHN DOLJAC                                   JAMES TOLLEY

By:
Date: November 7, 2003                        Date: November 7, 2003


ROBERT BROWN                                  KATHERINE DOLJAC

By: /s/ Morton Faller, his attorney           By:
    --------------------------------------
Date: November 7, 2003                        Date: November 7, 2003


PEGGY HAWKINS                                 BAKER BOTTS, LLP

By:                                           By:
Date: November 7, 2003                        Date: November 7, 2003

                             STATE BOND AND MORTGAGE
                          NOTE PAYABLE TO PEGGY HAWKINS

Principal Amount:                                                  $ 990,000.00
Term:                                                                  10 Years
Annual Interest Rate:                                                     1.50%
Payment Frequency:                                                 Semi- Annual

                                                           Cumulative       Cumulative
   Payment         Total         Principal     Interest     Principal        Interest           Principal
    Number        Payment         Payment       Payment        Paid            Paid              Balance
----------------------------------------------------------------------------------------------------------
       1         56,925.00       49,500.00     7,425.00      49,500.00        7,425.00          940,500.00

       2         56,553.75       49,500.00     7,053.75      99,000.00       14,478.75          891,000.00

       3         56,182.50       49,500.00     6,682.50     148,500.00       21,161.25          841,500.00

       4         55,811.25       49,500.00     6,311.25     198,000.00       27,472.50          792,000.00

       5         55,440.00       49,500.00     5,940.00     247,500.00       33,412.50          742,500.00

       6         55,068.75       49,500.00     5,568.75     297,000.00       38,981.25          693,000.00

       7         54,697.50       49,500.00     5,197.50     346,500.00       44,178.75          643,500.00

       8         54,326.25       49,500.00     4,826.25     396,000.00       49,005.00          594,000.00

       9         53,955.00       49,500.00     4,455.00     445,500.00       53,460.00          544,500.00

      10         53,583.75       49,500.00     4,083.75     495,000.00       57,543.75          495,000.00

      11         53,212.50       49,500.00     3,712.50     544,500.00       61,256.25          445,500.00

      12         52,841.25       49,500.00     3,341.25     594,000.00       64,597.50          396,000.00

      13         52,470.00       49,500.00     2,970.00     643,500.00       67,567.50          346,500.00

      14         52,098.75       49,500.00     2,598.75     693,000.00       70,166.25          297,000.00

      15         51,727.50       49,500.00     2,227.50     742,500.00       72,393.75          247,500.00

      16         51,356.25       49,500.00     1,856.25     792,000.00       74,250.00          198,000.00

      17         50,985.00       49,500.00     1,485.00     841,500.00       75,735.00          148,500.00

      18         50,613.75       49,500.00     1,113.75     891,000.00       76,848.75           99,000.00

      19         50,242.50       49,500.00       742.50     940,500.00       77,591.25           49,500.00

      20         49,871.25       49,500.00       371.25     990,000.00       77,962.50                  --

                             STATE BOND AND MORTGAGE
                           NOTE PAYABLE TO JOHN DOLJAC

Principal Amount:                                                   $ 84,699.95
Term:                                                                  10 Years
Annual Interest Rate:                                                     1.50%
Payment Frequency:                                                 Semi- Annual

                                                            Cumulative      Cumulative
   Payment         Total         Principal     Interest      Principal       Interest           Principal
    Number        Payment         Payment       Payment        Paid            Paid              Balance
----------------------------------------------------------------------------------------------------------
       1         4,870.25        4,235.00       635.25        4,235.00          635.25          80,464.95

       2         4,838.48        4,235.00       603.49        8,470.00        1,238.74          76,229.96

       3         4,806.72        4,235.00       571.72       12,704.99        1,810.46          71,994.96

       4         4,774.96        4,235.00       539.96       16,939.99        2,350.42          67,759.96

       5         4,743.20        4,235.00       508.20       21,174.99        2,858.62          63,524.96

       6         4,711.43        4,235.00       476.44       25,409.99        3,335.06          59,289.97

       7         4,679.67        4,235.00       444.67       29,644.98        3,779.74          55,054.97

       8         4,647.91        4,235.00       412.91       33,879.98        4,192.65          50,819.97

       9         4,616.15        4,235.00       381.15       38,114.98        4,573.80          46,584.97

      10         4,584.38        4,235.00       349.39       42,349.98        4,923.18          42,349.98

      11         4,552.62        4,235.00       317.62       46,584.97        5,240.81          38,114.98

      12         4,520.86        4,235.00       285.86       50,819.97        5,526.67          33,879.98

      13         4,489.10        4,235.00       254.10       55,054.97        5,780.77          29,644.98

      14         4,457.33        4,235.00       222.34       59,289.97        6,003.11          25,409.99

      15         4,425.57        4,235.00       190.57       63,524.96        6,193.68          21,174.99

      16         4,393.81        4,235.00       158.81       67,759.96        6,352.50          16,939.99

      17         4,362.05        4,235.00       127.05       71,994.96        6,479.55          12,704.99

      18         4,330.28        4,235.00        95.29       76,229.96        6,574.83           8,470.00

      19         4,298.52        4,235.00        63.52       80,464.95        6,638.36           4,235.00

      20         4,266.76        4,235.00        31.76       84,699.95        6,670.12                 --

                             STATE BOND AND MORTGAGE
                           NOTE PAYABLE TO JOHN DOLJAC

Principal Amount:                                                    $ 18,707.38
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                            Cumulative      Cumulative
   Payment         Total         Principal     Interest      Principal       Interest          Principal
    Number        Payment         Payment       Payment        Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1         1,075.67          935.37       140.31          935.37          140.31         17,772.01

       2         1,068.66          935.37       133.29        1,870.74          273.60         16,836.64

       3         1,061.64          935.37       126.27        2,806.11          399.87         15,901.27

       4         1,054.63          935.37       119.26        3,741.48          519.13         14,965.90

       5         1,047.61          935.37       112.24        4,676.85          631.37         14,030.54

       6         1,040.60          935.37       105.23        5,612.21          736.60         13,095.17

       7         1,033.58          935.37        98.21        6,547.58          834.82         12,159.80

       8         1,026.57          935.37        91.20        7,482.95          926.02         11,224.43

       9         1,019.55          935.37        84.18        8,418.32        1,010.20         10,289.06

      10         1,012.54          935.37        77.17        9,353.69        1,087.37          9,353.69

      11         1,005.52          935.37        70.15       10,289.06        1,157.52          8,418.32

      12          998.51           935.37        63.14       11,224.43        1,220.66          7,482.95

      13          991.49           935.37        56.12       12,159.80        1,276.78          6,547.58

      14          984.48           935.37        49.11       13,095.17        1,325.89          5,612.21

      15          977.46           935.37        42.09       14,030.54        1,367.98          4,676.85

      16          970.45           935.37        35.08       14,965.90        1,403.05          3,741.48

      17          963.43           935.37        28.06       15,901.27        1,431.11          2,806.11

      18          956.41           935.37        21.05       16,836.64        1,452.16          1,870.74

      19          949.40           935.37        14.03       17,772.01        1,466.19            935.37

      20          942.38           935.37         7.02       18,707.38        1,473.21                --

                             STATE BOND AND MORTGAGE
                          NOTE PAYABLE TO JAMES TOLLEY

Principal Amount:                                                    $ 22,310.27
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                            Cumulative      Cumulative
   Payment         Total         Principal     Interest      Principal       Interest          Principal
    Number        Payment         Payment       Payment        Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1         1,282.84        1,115.51       167.33        1,115.51          167.33         21,194.76

       2         1,274.47        1,115.51       158.96        2,231.03          326.29         20,079.24

       3         1,266.11        1,115.51       150.59        3,346.54          476.88         18,963.73

       4         1,257.74        1,115.51       142.23        4,462.05          619.11         17,848.22

       5         1,249.38        1,115.51       133.86        5,577.57          752.97         16,732.70

       6         1,241.01        1,115.51       125.50        6,693.08          878.47         15,617.19

       7         1,232.64        1,115.51       117.13        7,808.59          995.60         14,501.68

       8         1,224.28        1,115.51       108.76        8,924.11        1,104.36         13,386.16

       9         1,215.91        1,115.51       100.40       10,039.62        1,204.75         12,270.65

      10         1,207.54        1,115.51        92.03       11,155.14        1,296.78         11,155.14

      11         1,199.18        1,115.51        83.66       12,270.65        1,380.45         10,039.62

      12         1,190.81        1,115.51        75.30       13,386.16        1,455.75          8,924.11

      13         1,182.44        1,115.51        66.93       14,501.68        1,522.68          7,808.59

      14         1,174.08        1,115.51        58.56       15,617.19        1,581.24          6,693.08

      15         1,165.71        1,115.51        50.20       16,732.70        1,631.44          5,577.57

      16         1,157.35        1,115.51        41.83       17,848.22        1,673.27          4,462.05

      17         1,148.98        1,115.51        33.47       18,963.73        1,706.74          3,346.54

      18         1,140.61        1,115.51        25.10       20,079.24        1,731.83          2,231.03

      19         1,132.25        1,115.51        16.73       21,194.76        1,748.57          1,115.51

      20         1,123.88        1,115.51         8.37       22,310.27        1,756.93                --

                             STATE BOND AND MORTGAGE
                          NOTE PAYABLE TO THELMA FORKEY

Principal Amount:                                                   $ 137,754.06
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                             Cumulative      Cumulative
   Payment         Total         Principal     Interest       Principal       Interest          Principal
    Number        Payment         Payment       Payment         Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1         7,920.86        6,887.70       1,033.16       6,887.70        1,033.16        130,866.36

       2         7,869.20        6,887.70         981.50      13,775.41        2,014.65        123,978.65

       3         7,817.54        6,887.70         929.84      20,663.11        2,944.49        117,090.95

       4         7,765.89        6,887.70         878.18      27,550.81        3,822.68        110,203.25

       5         7,714.23        6,887.70         826.52      34,438.52        4,649.20        103,315.55

       6         7,662.57        6,887.70         774.87      41,326.22        5,424.07         96,427.84

       7         7,610.91        6,887.70         723.21      48,213.92        6,147.27         89,540.14

       8         7,559.25        6,887.70         671.55      55,101.62        6,818.83         82,652.44

       9         7,507.60        6,887.70         619.89      61,989.33        7,438.72         75,764.73

      10         7,455.94        6,887.70         568.24      68,877.03        8,006.95         68,877.03

      11         7,404.28        6,887.70         516.58      75,764.73        8,523.53         61,989.33

      12         7,352.62        6,887.70         464.92      82,652.44        8,988.45         55,101.62

      13         7,300.97        6,887.70         413.26      89,540.14        9,401.71         48,213.92

      14         7,249.31        6,887.70         361.60      96,427.84        9,763.32         41,326.22

      15         7,197.65        6,887.70         309.95     103,315.55       10,073.27         34,438.52

      16         7,145.99        6,887.70         258.29     110,203.25       10,331.55         27,550.81

      17         7,094.33        6,887.70         206.63     117,090.95       10,538.19         20,663.11

      18         7,042.68        6,887.70         154.97     123,978.65       10,693.16         13,775.41

      19         6,991.02        6,887.70         103.32     130,866.36       10,796.47          6,887.70

      20         6,939.36        6,887.70          51.66     137,754.06       10,848.13                --

                             STATE BOND AND MORTGAGE
                           NOTE PAYABLE TO MARTHA KEYS

Principal Amount:                                                    $ 67,821.74
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                             Cumulative      Cumulative
   Payment         Total         Principal     Interest       Principal       Interest          Principal
    Number        Payment         Payment       Payment         Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1         3,899.75        3,391.09       508.66        3,391.09          508.66         64,430.65

       2         3,874.32        3,391.09       483.23        6,782.17          991.89         61,039.57

       3         3,848.88        3,391.09       457.80       10,173.26        1,449.69         57,648.48

       4         3,823.45        3,391.09       432.36       13,564.35        1,882.05         54,257.39

       5         3,798.02        3,391.09       406.93       16,955.44        2,288.98         50,866.31

       6         3,772.58        3,391.09       381.50       20,346.52        2,670.48         47,475.22

       7         3,747.15        3,391.09       356.06       23,737.61        3,026.55         44,084.13

       8         3,721.72        3,391.09       330.63       27,128.70        3,357.18         40,693.04

       9         3,696.28        3,391.09       305.20       30,519.78        3,662.37         37,301.96

      10         3,670.85        3,391.09       279.76       33,910.87        3,942.14         33,910.87

      11         3,645.42        3,391.09       254.33       37,301.96        4,196.47         30,519.78

      12         3,619.99        3,391.09       228.90       40,693.04        4,425.37         27,128.70

      13         3,594.55        3,391.09       203.47       44,084.13        4,628.83         23,737.61

      14         3,569.12        3,391.09       178.03       47,475.22        4,806.87         20,346.52

      15         3,543.69        3,391.09       152.60       50,866.31        4,959.46         16,955.44

      16         3,518.25        3,391.09       127.17       54,257.39        5,086.63         13,564.35

      17         3,492.82        3,391.09       101.73       57,648.48        5,188.36         10,173.26

      18         3,467.39        3,391.09        76.30       61,039.57        5,264.66          6,782.17

      19         3,441.95        3,391.09        50.87       64,430.65        5,315.53          3,391.09

      20         3,416.52        3,391.09        25.43       67,821.74        5,340.96                --

                             STATE BOND AND MORTGAGE
                           NOTE PAYABLE TO MARTHA KEYS

Principal Amount:                                                     $ 3,438.85
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                             Cumulative      Cumulative
   Payment         Total         Principal     Interest       Principal       Interest          Principal
    Number        Payment         Payment       Payment         Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1          197.73           171.94        25.79          171.94           25.79          3,266.91

       2          196.44           171.94        24.50          343.89           50.29          3,094.97

       3          195.15           171.94        23.21          515.83           73.51          2,923.02

       4          193.87           171.94        21.92          687.77           95.43          2,751.08

       5          192.58           171.94        20.63          859.71          116.06          2,579.14

       6          191.29           171.94        19.34        1,031.66          135.40          2,407.20

       7          190.00           171.94        18.05        1,203.60          153.46          2,235.25

       8          188.71           171.94        16.76        1,375.54          170.22          2,063.31

       9          187.42           171.94        15.47        1,547.48          185.70          1,891.37

      10          186.13           171.94        14.19        1,719.43          199.88          1,719.43

      11          184.84           171.94        12.90        1,891.37          212.78          1,547.48

      12          183.55           171.94        11.61        2,063.31          224.38          1,375.54

      13          182.26           171.94        10.32        2,235.25          234.70          1,203.60

      14          180.97           171.94         9.03        2,407.20          243.73          1,031.66

      15          179.68           171.94         7.74        2,579.14          251.47            859.71

      16          178.39           171.94         6.45        2,751.08          257.91            687.77

      17          177.10           171.94         5.16        2,923.02          263.07            515.83

      18          175.81           171.94         3.87        3,094.97          266.94            343.88

      19          174.52           171.94         2.58        3,266.91          269.52            171.94

      20          173.23           171.94         1.29        3,438.85          270.81                --

                             STATE BOND AND MORTGAGE
                          NOTE PAYABLE TO ROBERT BROWN

Principal Amount:                                                   $ 241,805.68
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                             Cumulative      Cumulative
   Payment         Total         Principal     Interest       Principal       Interest          Principal
    Number        Payment         Payment       Payment         Paid            Paid             Balance
----------------------------------------------------------------------------------------------------------
       1         13,903.83       12,090.28     1,813.54      12,090.28        1,813.54         229,715.40

       2         13,813.15       12,090.28     1,722.87      24,180.57        3,536.41         217,625.11

       3         13,722.47       12,090.28     1,632.19      36,270.85        5,168.60         205,534.83

       4         13,631.80       12,090.28     1,541.51      48,361.14        6,710.11         193,444.54

       5         13,541.12       12,090.28     1,450.83      60,451.42        8,160.94         181,354.26

       6         13,450.44       12,090.28     1,360.16      72,541.70        9,521.10         169,263.98

       7         13,359.76       12,090.28     1,269.48      84,631.99       10,790.58         157,173.69

       8         13,269.09       12,090.28     1,178.80      96,722.27       11,969.38         145,083.41

       9         13,178.41       12,090.28     1,088.13     108,812.56       13,057.51         132,993.12

      10         13,087.73       12,090.28       997.45     120,902.84       14,054.96         120,902.84

      11         12,997.06       12,090.28       906.77     132,993.12       14,961.73         108,812.56

      12         12,906.38       12,090.28       816.09     145,083.41       15,777.82          96,722.27

      13         12,815.70       12,090.28       725.42     157,173.69       16,503.24          84,631.99

      14         12,725.02       12,090.28       634.74     169,263.98       17,137.98          72,541.70

      15         12,634.35       12,090.28       544.06     181,354.26       17,682.04          60,451.42

      16         12,543.67       12,090.28       453.39     193,444.54       18,135.43          48,361.14

      17         12,452.99       12,090.28       362.71     205,534.83       18,498.13          36,270.85

      18         12,362.32       12,090.28       272.03     217,625.11       18,770.17          24,180.57

      19         12,271.64       12,090.28       181.35     229,715.40       18,951.52          12,090.28

      20         12,180.96       12,090.28        90.68     241,805.68       19,042.20                 --

                             STATE BOND AND MORTGAGE
                        NOTE PAYABLE TO KATHERINE DOLJAC

Principal Amount:                                                    $ 50,233.96
Term:                                                                   10 Years
Annual Interest Rate:                                                      1.50%
Payment Frequency:                                                  Semi- Annual

                                                             Cumulative      Cumulative
   Payment         Total         Principal     Interest       Principal       Interest         Principal
    Number        Payment         Payment       Payment         Paid            Paid            Balance
----------------------------------------------------------------------------------------------------------
       1         2,888.45        2,511.70       376.75        2,511.70          376.75         47,722.26

       2         2,869.61        2,511.70       357.92        5,023.40          734.67         45,210.56

       3         2,850.78        2,511.70       339.08        7,535.09        1,073.75         42,698.87

       4         2,831.94        2,511.70       320.24       10,046.79        1,393.99         40,187.17

       5         2,813.10        2,511.70       301.40       12,558.49        1,695.40         37,675.47

       6         2,794.26        2,511.70       282.57       15,070.19        1,977.96         35,163.77

       7         2,775.43        2,511.70       263.73       17,581.89        2,241.69         32,652.07

       8         2,756.59        2,511.70       244.89       20,093.58        2,486.58         30,140.38

       9         2,737.75        2,511.70       226.05       22,605.28        2,712.63         27,628.68

      10         2,718.91        2,511.70       207.22       25,116.98        2,919.85         25,116.98

      11         2,700.08        2,511.70       188.38       27,628.68        3,108.23         22,605.28

      12         2,681.24        2,511.70       169.54       30,140.38        3,277.77         20,093.58

      13         2,662.40        2,511.70       150.70       32,652.07        3,428.47         17,581.89

      14         2,643.56        2,511.70       131.86       35,163.77        3,560.33         15,070.19

      15         2,624.72        2,511.70       113.03       37,675.47        3,673.36         12,558.49

      16         2,605.89        2,511.70        94.19       40,187.17        3,767.55         10,046.79

      17         2,587.05        2,511.70        75.35       42,698.87        3,842.90          7,535.09

      18         2,568.21        2,511.70        56.51       45,210.56        3,899.41          5,023.40

      19         2,549.37        2,511.70        37.68       47,722.26        3,937.09          2,511.70

      20         2,530.54        2,511.70        18.84       50,233.96        3,955.92                --